Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Reporting and Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
Significant Reporting and Accounting Policies
Nature of Operations
We were formed in September 2002 as an indirect wholly owned subsidiary of American Financial Group, Inc. (“AFG”) to acquire and conduct, as a separate public company, AFG's personal insurance business written through independent agents.  At December 31, 2002, AFG transferred to us all of the issued and outstanding capital stock of the following personal auto insurance subsidiaries: Infinity Casualty Insurance Company, Infinity Insurance Company, Infinity Auto Insurance Company and Infinity Standard Insurance Company (collectively the “NSA Group”). Although we were formed in 2002, the NSA Group has been writing auto insurance since 1955. We currently write personal automobile insurance with a concentration on nonstandard automobile insurance, mono-line commercial vehicle insurance and classic collector automobile insurance. Personal auto insurance accounts for 93% of our total gross written premium and we primarily write it in eight states. We wrote approximately 53% of our personal auto gross written premium in the state of California during 2011.
Through a reinsurance transaction effective January 1, 2003, we assumed the personal lines business (the “Assumed Agency Business”) written through agents by Great American Insurance Company (“GAI”). We assumed $5.8 million of total unpaid losses and LAE for GAI at December 31, 2011.
Basis of Consolidation and Reporting
The accompanying consolidated financial statements include our accounts and those of our subsidiaries. These financial statements reflect certain adjustments necessary for a fair presentation of our results of operations and financial position. Such adjustments consist of normal, recurring accruals recorded to accurately match expenses with their related revenue streams and the elimination of all significant inter-company transactions and balances.
We have evaluated events that occurred after December 31, 2011 for recognition or disclosure in our financial statements and the notes to the financial statements.
Schedules may not foot due to rounding.
Estimates
The preparation of the financial statements in conformity with generally accepted accounting principles of the United States requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in circumstances could cause actual results to differ materially from those estimates.
Reclassifications
We have reclassified certain 2010 and 2009 amounts from the prior year financial statements to conform to the 2011 presentation. These reclassifications had no effect on total shareholders' equity, net cash flow or net earnings as previously reported.
Accounting Standards Retrospectively Adopted in 2012
Effective January 1, 2012, we retrospectively adopted Accounting Standards Update ("ASU") 2010-26 which modifies the definition of acquisition costs to require that costs be directly related to the successful acquisition of a new or renewal insurance contract to be deferred. The financial statements and related disclosures for prior periods have been adjusted to reflect the adoption of the new standard.

The following table illustrates the effect of adopting this standard on the Consolidated Balance Sheets (in millions):

	December 31, 2011			December 31, 2010
	As Reported	As Adjusted	Difference	As Reported	As Adjusted	Difference
Deferred policy acquisition costs	$89.9	$80.1	$(9.8)	$79.4	$69.9	$(9.5)
Current and deferred income taxes	7.3	10.7	3.4	14.9	18.2	3.3
Total assets	1,936.8	1,930.4	(6.4)	1,852.4	1,846.2	(6.2)
Shareholders' equity	668.2	661.8	(6.4)	661.2	655.0	(6.2)

The following table illustrates the effect of adopting this standard on the Consolidated Statements of Earnings (in millions, except per share amounts):

	Twelve months ended
	December 31, 2011			December 31, 2010			December 31, 2009
	As Reported	As Adjusted	Difference	As Reported	As Adjusted	Difference	As Reported	As Adjusted	Difference
Commissions and other underwriting expenses	$231.2	$231.6	$0.4	$205.0	$205.7	$0.7	$186.6	$186.0	$(0.5)
Provision for income taxes	11.9	11.8	(0.1)	37.1	36.8	(0.2)	40.6	40.7	0.2
Net earnings	42.1	41.8	(0.2)	91.5	91.1	(0.5)	70.6	70.9	0.4
Net earnings per common share:
Basic	$3.47	$3.45	$(0.02)	$7.13	$7.09	$(0.04)	$5.17	$5.19	$0.02
Diluted	3.39	3.37	(0.02)	6.95	6.91	(0.04)	5.09	5.12	0.03

We also adjusted the Consolidated Statements of Cash Flows for these changes for the twelve months ended December 31, 2011, 2010 and 2009.

Effective January 1, 2012, we retrospectively adopted ASU 2011-05, which eliminates the option to report other comprehensive income in the Statements of Changes in Shareholders' Equity. As permitted by the standard, our comprehensive income is now presented in a separate statement immediately following the Statements of Earnings. This new presentation does not change the measurement of net earnings, other comprehensive income or earnings per share, and accordingly, had no impact on our results of operations or financial position.

Investments
We consider all fixed maturity securities “available for sale” and report them at fair value with unrealized gains or losses reported after-tax in accumulated other comprehensive income within shareholders' equity.  We base the fair values of investments on prices quoted in the most active market for each security. If quoted prices are not available, we estimate fair value based on the fair value of comparable securities, discounted cash flow models or similar methods. We treat premium and discounts on mortgage-backed securities (“MBS”), collateralized mortgage obligations (“CMO”), collateralized loan obligations (“CLO”) and asset-backed securities (“ABS”) as a yield adjustment over the estimated life of the securities, adjusted for anticipated prepayments, using the interest method. We base prepayment assumptions on data from widely accepted third party data sources or internal estimates. We review the amortized cost and effective yield of the security periodically and adjust it to reflect actual prepayments and changes in expectations. For high credit quality MBS and ABS (those rated AA or above at the time of purchase), the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For MBS and ABS rated below AA, we adjust the yield prospectively for any changes in estimated cash flows.

Gains or losses on securities are determined on the specific identification basis.  When we consider impairment in the value of a specific investment other-than-temporary (“OTTI”), the cost basis of that investment is reduced. For fixed maturity securities that are other-than-temporarily impaired, we assess our intent to sell and the likelihood that we will be required to sell the security before recovery of our amortized cost. If a fixed maturity security is considered OTTI but we do not intend to and are not more than likely to be required to sell the security prior to its recovery to amortized cost, the amount of the impairment is separated into a credit loss component and the amount due to all other factors. The excess of the amortized cost over the present value of the expected cash flows determines the credit loss component of an impairment charge on a fixed maturity security. The present value is determined using the best estimate of cash flows discounted at (1) the effective interest rate implicit at the date of acquisition for non-structured securities or (2) the book yield for structured securities. The techniques and assumptions for determining the best estimate of cash flows varies depending on the type of security. We recognize the credit loss component of an impairment charge in net earnings and the non-credit component in accumulated other comprehensive income.
Securities having a fair value of approximately $31.3 million at December 31, 2011 were on deposit as required by regulatory authorities.

Cash and Cash Equivalents
We consider liquid investments having original maturities of three months or less when purchased to be cash equivalents for purposes of the financial statements.
Reinsurance
Our insurance subsidiaries cede reinsurance to other companies. To the extent that any reinsuring companies are unable to meet obligations under agreements covering reinsurance ceded, our insurance subsidiaries would remain liable. We estimate amounts recoverable from reinsurers in a manner consistent with the claim liability associated with the reinsured policies. Our insurance subsidiaries report as assets (a) the estimated reinsurance recoverable on unpaid losses, including an estimate for losses incurred but not reported, and (b) amounts paid to reinsurers applicable to the unexpired terms of policies in force.  Our insurance subsidiaries also assume reinsurance, primarily from AFG subsidiaries.  We recognize income on reinsurance assumed based on reports received from ceding companies.
Deferred Policy Acquisition Costs (“DPAC”)
We defer and charge against income ratably over the terms of the related policies policy acquisition costs (principally commissions, premium taxes and other marketing and underwriting expenses) directly related to the successful acquisition of an insurance contract.  The method followed in computing DPAC limits the amount of such costs to their estimated realizable value without any consideration for anticipated investment income. Each quarter, we evaluate the recoverability of these costs. The DPAC amortization expense recognized in the Consolidated Statements of Earnings during 2011, 2010 and 2009 was $69.9 million, $60.1 million and $60.8 million, respectively.

As discussed above under "Accounting Standards Retrospectively Adopted in 2012," our accounting for DPAC changed effective January 1, 2012, and amounts previously reported have been adjusted retrospectively.
Goodwill
In accordance with the Goodwill topic of the FASB Accounting Standards Codification (“FASC”), we perform impairment test procedures for goodwill on an annual basis. These procedures require us to calculate the fair value of goodwill, compare the result to our carrying value and record the amount of any shortfall as an impairment charge.

We performed this test as of September 30, 2011 using a variety of methods, including estimates of future discounted cash flows and comparisons of our market value to that of our major competitors. Our cash flow projections rely on assumptions that are subject to uncertainty, including premium growth, loss and loss adjustment expense ratios, interest rates and capital requirements.
The September 30, 2011 test results indicated that the fair value of our goodwill exceeded our carrying value and therefore no impairment charge was required at that date. Additionally, there was no indication of impairment at December 31, 2011
Unpaid Losses and Loss Adjustment Expenses (“LAE”)
The net liabilities stated for unpaid claims and for expenses of investigation and adjustment of unpaid claims are based upon (a) the accumulation of case estimates for losses reported prior to the close of the accounting period on direct business written; (b) estimates received from ceding reinsurers and insurance pools and associations; (c) estimates of unreported losses based on past experience; (d) estimates based on experience of expenses for investigating and adjusting claims and (e) the current state of the law and coverage litigation. These liabilities are subject to the impact of changes in claim amounts and frequency and other factors. We have not reduced liabilities for unpaid losses and LAE for reinsurance recoverables; such recoverables are recorded separately as assets. Changes in estimates of the liabilities for losses and LAE are reflected in the Consolidated Statements of Earnings in the period in which determined. In spite of the variability inherent in such estimates, we believe that the liabilities for unpaid losses and LAE are adequate.
Premium and Receivables
We earn insurance premium written over the terms of the policies on a pro rata basis.  Unearned premium represents that portion of premium written which is applicable to the unexpired terms of policies in force.  On reinsurance assumed from other insurance companies or written through various underwriting organizations, we base unearned premium on reports received from such companies and organizations. We provide insurance and related services to individuals and small commercial accounts throughout the United States and offer a variety of payment plans. We establish an allowance for doubtful accounts based on the relationship, on a policy basis, between receivables and unearned premium, or an aging analysis of past due balances. We charge off premium due from insureds if not collected within 90 days of the policies' expiration or cancellation dates. However, even after we charge off premium, attempts to collect the premium continue.

Income Taxes
We file a consolidated federal income tax return, which includes all 80% and greater owned U.S. subsidiaries. We and our 80% and greater owned subsidiaries are parties to a tax allocation agreement, which designates how members of the tax group share tax payments. In general, each subsidiary agrees to pay us taxes computed on a separate company taxable income basis. We agree to pay each subsidiary for the tax benefit, if any, of net losses used by other members of the consolidated group.
We calculate deferred income taxes using the “asset and liability method.” Under this method, deferred income tax assets and liabilities are determined based on differences between financial reporting and tax basis and are measured using enacted tax rates. We recognize deferred tax assets if it is more likely than not that a benefit will be realized. We aggregate current and deferred tax assets and liabilities on the Consolidated Balance Sheets.
Property and Equipment
We report property and equipment balances at cost less accumulated depreciation. Property and equipment, which consists of land, buildings, leasehold improvements, computer equipment, capitalized software and furniture and fixtures, was $38.7 million at December 31, 2011, net of accumulated depreciation of $37.6 million. We compute depreciation over the estimated useful lives of the assets using the straight-line method. Property and equipment is a separate line item on the Consolidated Balance Sheets and we allocate the related expenses to one or more of the following line items on the Consolidated Statements of Earnings depending on the asset: losses and LAE, commissions and other underwriting expenses, corporate general and administrative expenses or other expenses.
Benefit Plans
We provide retirement benefits to qualified employees and healthcare and life insurance benefits to eligible retirees. We also provide post-employment benefits to former or inactive employees (primarily those on disability) who were not deemed retired under other company plans. The projected future cost of providing these benefits is expensed over the period the employees earn such benefits.